                                                                     EXHIBIT 3.1

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "NEW ABLE HOLDING CORPORATION", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF FEBRUARY, A.D. 1984, AT 10 O'CLOCK A.M.




                                        /s/ EDWARD J. FREEL
                                        ------------------------------------
                                        Edward J. Freel, Secretary of State

2028380 8100                            AUTHENTICATION:  9203859

981277567                               DATE:            07-17-98

                        CERTIFICATION OF INCORPORATION

                                      OF

                         NEW ABLE HOLDING CORPORATION

     FIRST. The name of the corporation is New Able Holding Corporation.

     SECOND. The address of the corporation's registered office in the State of Delaware is No. 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares which the corporation shall have authority to issue is 1,000 shares of Common Stock, and the par value of each of such shares is $.10.

     FIFTH. The name and mailing address of the incorporator is Richard C. Morrissey, 125 Broad Street, New York, New York 10004.

     SIXTH. The board of directors of the corporation is expressly authorized to adopt, amend or repeal by-laws of the corporation.

     SEVENTH. Elections of directors need not be by written ballot except and to the extent provided in the by-laws of the corporation.

     IN WITNESS WHEREOF, I have signed this certificate of incorporation this 13th day of February, 1984.

                                        /s/ RICHARD C. MORRISSEY
                                        ------------------------------
                                        Richard C. Morrissey

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "NEW ABLE HOLDING CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-NINTH DAY OF OCTOBER, A.D. 1984, AT 1 O'CLOCK P.M.


                                        /s/ EDWARD J. FREEL
                                        ------------------------------------
                                        Edward J. Freel, Secretary of State

2028380 8100                            AUTHENTICATION:  9203860

981277567                               DATE:            07-17-98

                                   RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                         NEW ABLE HOLDING CORPORATION
                           (A Delaware Corporation)

     New Able Holding Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the Corporation is: New Able Holding Corporation. The date of filing of its original Certificate of Incorporation with the Secretary of State was February 15, 1984.

     2. This Restated Certificate of Incorporation amends, restates and integrates the provisions of the Certificate of Incorporation of the Corporation and has been duly adopted pursuant to Sections 242 and 245 of the Delaware General Corporation Law.

     3. The text of the Certificate of Incorporation is hereby amended and restated to read herein as set forth in full:

     FIRST: Name. The name of the Corporation is: New Able Holding Corporation.

     SECOND: Delaware Office and Registered Agent. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: Purpose. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: Capitalization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 205,296 shares, consist-


                     Restated Certificate of Incorporation
ing of (a) 110,000 shares of $6.00 Cumulative Preferred Stock, par value $.01 per share (the "Preferred Stock"), and (b) 95,296 shares of Common Stock, par value $.10 per share (the "Common Stock"), of which 75,000 shares shall be Class A Common Stock (the "Class A Common Stock") and 20,296 shares shall be Class B Common Stock (the "Class B Common Stock"). All cross references in each Part of this Article FOURTH refer to other paragraphs in such Part unless otherwise indicated, and terms defined in any Part of this Article FOURTH shall have the meaning therein given only when used within such Part or when used together with specific reference to such meaning.

     Notwithstanding anything to the contrary herein, any holder of stock of the Corporation may waive, in writing, any condition, requirement, or covenant contained in this Article FOURTH insofar as it relates to such holder or the stock of such holder. The foregoing sentence shall not modify or impair the ability of the Corporation to amend this Restated Certificate of Incorporation in accordance with applicable law and this Restated Certificate of Incorporation.

     The following is a statement of the powers, designations, preferences and rights, and the qualifications, limitations and restrictions thereof, of each class of stock of the Corporation:

                                    PART I

                                Preferred Stock

     1.  Dividends.

     1A. General. Subject to paragraphs 3A(2) and 3D, the holders of the Preferred Stock shall be entitled to receive, and the Board of Directors shall declare and pay out of funds legally available for such purposes, cash dividends at the rate of $6.00 per share per annum (computed on the basis of a 360-day year, 30-day month), declared quarterly on or before the first day of January, April, July and October of each year and payable on January 15, 1985 and quarterly on the 15th day of each April, July, October and January thereafter. Such dividends shall be cumulative and shall accrue, whether or not earned or declared and whether or not there are funds of the Corporation legally available for the payment of

                     Restated Certificate of Incorporation
dividends on the Preferred Stock, from and after the date of original issue of the Preferred Stock.

     1B. Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Preferred Stock, such payment shall be distributed ratably among the holders of the Preferred Stock based upon the aggregate accrued and unpaid dividends on the shares held by each such holder.

     1C. Restrictions on Dividends, Distributions, Redemptions. So long as any Preferred Stock shall remain outstanding, the Corporation shall not pay or declare any dividend (whether payable in cash, in property or in securities of the Corporation) or make any other distribution (whether payable in cash, in property or in securities of the Corporation), directly or indirectly, on any class of stock of the Corporation other than the Preferred Stock, or make, or permit any of its subsidiaries or affiliates to make, any redemption, purchase or other acquisition, directly or indirectly, of any shares of any class of stock of the Corporation other than the Preferred Stock, or make or permit any of its subsidiaries or affiliates to make optional prepayments on any subordinated debt of the Corporation or any of its subsidiaries other than the Notes if there shall then be either (a) any accrued dividends on any shares of Preferred Stock accrued to the date of such action that have not been declared and paid or set apart for payment or (b) any mandatory redemption of any shares of Preferred Stock pursuant to paragraph 3A that has not been made.

     1D. Payment of Dividends in Arrears. Dividends in arrears may be paid at any time, without reference to any regular dividend payment date.

     2. Liquidation.

     2A. In General. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Preferred Stock shall be entitled, before any distribution or payment is made upon any shares of any other class of stock of the Corporation, to be paid an amount per share equal to the Liquidation Amount of each share of Preferred Stock on the date of payment plus an amount equal to all accrued

                     Restated Certificate of Incorporation
and unpaid dividends thereon to such date, and the holders of the Preferred Stock shall not be entitled to any further distribution or payment. "Liquidation Amount" shall mean the sum of $50.00 per share or such amount as shall remain after a reduction pursuant to paragraph 3(A)(2)(c).

     2B. Pro Rata Distribution; Notice. If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation to be distributed among the holders of the capital stock of the Corporation shall be insufficient to permit payment to the holders of the Preferred Stock of the Liquidation Amount thereof, plus an amount equal to all accrued and unpaid dividends thereon, then the entire assets of the Corporation to be distributed to the holders of the capital stock of the Corporation shall be distributed ratably among the holders of the Preferred Stock, in proportion to the amount due under this paragraph 2 to each such holder. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount and the place where the amounts distributable shall be payable, shall be given by first class mail, postage prepaid, not less than 60 days prior to the payment date stated therein, to the holders of record of the Preferred Stock, such notice to be addressed to each such holder at the address thereof as shown by the stock register of the Corporation. Neither the consolidation nor merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of any of the provisions of this paragraph 2.

     3.  Redemption.

     3A. Mandatory Redemption. (1) Mandatory Redemption Obligations. On October 15, 1996, the Corporation shall purchase and redeem, out of funds legally available for such purpose, all of the shares at the time outstanding represented by each certificate for Preferred Stock then held of record, at a redemption price (the "Redemption Price") per share in cash equal to the Liquidation Amount thereof on the date of redemption plus an amount equal to all accrued and unpaid dividends thereon

                     Restated Certificate of Incorporation
to such date (the Corporation's obligation to make such redemption, including any obligation of the Corporation to make a payment pursuant to paragraph 3A(2), being herein called a "Mandatory Redemption Obligation" and such October 15 and, until all such shares are redeemed in full, each succeeding January 15, April 15, July 15 and October 15 being herein called a "Redemption Date").

     3A(2). Payments When Full Redemption Prohibited. If applicable law would prohibit the payment in full of the Redemption Price for all shares of Preferred Stock to be redeemed pursuant to any Mandatory Redemption Obligation on the Redemption Date therefor (the "Applicable Redemption Date"), then

          (a) no such shares shall be purchased or redeemed on the Applicable Redemption Date,

          (b) the Corporation shall nevertheless (to the extent permitted by applicable law) pay to the holders of shares of Preferred Stock, ratably in accordance with the aggregate Liquidation Amount of such shares held by each such holder, on the Applicable Redemption Date an amount per share equal to the lesser of (x) the Liquidation Amount of each such share minus $1 or (y) such amount as shall be permitted to be paid on each such share by applicable law,

          (c) the Redemption Price and the Liquidation Amount of each such share shall thereupon be reduced by the amount so paid with respect to such share, provided, that the amount of the accrued and unpaid dividends on each such share shall not be reduced by any such payment and the amount of the Redemption Price of each such share that represents accrued and unpaid dividends shall continue to constitute accrued and unpaid dividends on such share,

          (d) on the next following Redemption Date (i) the Corporation shall purchase and redeem all such shares if it is no longer prohibited by law from paying in full the Redemption Price for such shares, or (ii) if the Corporation is so prohibited, the Corporation shall comply with the foregoing subdivisions (a), (b) and (c) on such next following Redemption Date and shall comply with this subdivision (d) on the next such Redemption Date, and

                     Restated Certificate of Incorporation

          (e) the obligation of the Corporation to pay dividends under paragraph 1 shall continue until all outstanding shares of Preferred Stock held of record by each holder thereof are redeemed in accordance with this paragraph 3, except that quarterly dividends accruing with respect to any outstanding shares of Preferred Stock after a payment with respect to such shares pursuant to the foregoing subdivision (b) shall be reduced in the same proportion as the Liquidation Amount of such shares shall have been reduced by such payment.

     3A(3). Mandatory Redemption Obligations Not Relieved. No optional redemptions pursuant to paragraph 3B, and no acquisition of shares of Preferred Stock by the Corporation, shall relieve the Corporation of its Mandatory Redemption Obligations.

     3B. Optional Redemption. (1) Optional Redemption Provisions. On or after October 15, 1989, the Corporation may purchase and redeem, out of funds legally available for such purpose, on any dividend payment date all or from time to time on any dividend payment date part (but not less than 30,000 shares) of the shares of Preferred Stock at the time outstanding, at a redemption price per share in cash equal to the Liquidation Amount thereof on the date of redemption plus (a) an amount equal to all accrued and unpaid dividends thereon to such date, and (b) the premium (a percentage of such Liquidation Amount) applicable in accordance with the following table, depending on the twelve-month period in which the date fixed for such optional redemption occurs:

                  12-Month Period
               Commencing October 15              Premium
               ---------------------              -------
                        1989                       12.00%
                        1990                       10.29
                        1991                        8.57
                        1992                        6.86
                        1993                        5.14
                        1994                        3.43
                        1995                        1.71

     Notwithstanding the foregoing, the Corporation shall not purchase and redeem shares of Preferred Stock pursuant to this paragraph 3A at any time when any Bank

                     Restated Certificate of Incorporation

Notes (as such term is defined in the Purchase Agreements) are outstanding.

     3B(2). Allocation of Partial Optional Redemptions. In case of any proposed optional redemption of less than all of the outstanding shares of Preferred Stock, redemption of such shares pursuant to this paragraph 3B shall be made ratably among the holders of the Preferred Stock based upon the number of shares of Preferred Stock held by each such holder.

     3C. Notice of Redemption and Other Payments. Notice of each redemption of and other payment on the Preferred Stock pursuant to paragraph 3A or 3B, specifying (a) the date and place of redemption or payment (which shall be in the Borough of Manhattan, City and State of New York), (b) the number of shares, and certificate numbers thereof, which are to be redeemed or in respect of which payments are to be made, and (c) the amount of any such payments, shall be mailed to each holder of record of shares to be redeemed or in respect of which payments are to be made at the address of such holder as shown by the stock register of the Corporation not more than 60 nor less than 30 days prior to the specified date of redemption.

     3D. Dividends After Redemption Date; New Certificate. If notice of redemption of shares of Preferred Stock has been mailed and provision for payment of the applicable Redemption Price for such shares on the specified date of redemption has been made by the Corporation, then, unless default be made in the payment of the redemption price for such shares when and as due, (a) the shares of Preferred Stock designated for redemption in such notice shall not be entitled to any dividends accruing after such date, (b) all rights of the respective holders of such shares, as stockholders of the Corporation by reason of the ownership of such shares, except the right to receive the applicable Redemption Price of such shares upon presentation and surrender of the respective certificates representing such shares, shall cease on such date, and
(c) such shares shall not be deemed to be outstanding after such date. In case less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares, without cost to the holder thereof, within three business days after surrender of such certificate.

                     Restated Certificate of Incorporation

     3E. Past Dividends Must be Paid. Except pursuant to paragraph 3A(2) hereof or section 26 of the Purchase Agreements, the Corporation shall not make, or permit any of its subsidiaries or affiliates to make, any redemption, purchase or other acquisition, directly or indirectly, of any shares of Preferred Stock unless all dividends accrued and unpaid to the date of redemption on all shares of Preferred Stock at the time outstanding shall have been declared and paid or a sum sufficient for the payment thereof set apart.

     3F. Other Redemptions or Acquisitions. The Corporation shall not, and shall not permit any of its subsidiaries or affiliates to, directly or indirectly, redeem or otherwise acquire any Preferred Stock (a) at any time when any of the Bank Notes (as such term is defined in the Purchase Agreements) are outstanding, and (b) except as expressly authorized herein, in section 26 of the Purchase Agreements or pursuant to a purchase offer made ratably among all holders of the Preferred Stock based upon the number of shares of Preferred Stock held by each such holder.

     4. Redeemed or Otherwise Acquired Shares to be Retired. Any shares of Preferred Stock redeemed or purchased pursuant to paragraph 3 by the Corporation or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly on the acquisition thereof and shall not be reissued; and the Corporation shall from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Preferred Stock accordingly.

     5.  Voting Rights.

     5A. No General Voting Rights. Except as otherwise provided by law and this Restated Certificate of Incorporation, the holders of the Preferred Stock shall have no right to vote on any matter to be voted on by the stockholders of the Corporation.

     5B. Special Voting Rights for Directors. If and whenever any of the following events (herein called "Preferred Stock Defaults") shall occur for any reason whatsoever: (i) payment of dividends on any share of Preferred Stock at the time outstanding shall be in ar-

                     Restated Certificate of Incorporation
rears and shall not have been declared and set apart for payment, whether or not such payment is legally permissible, or (ii) the Corporation shall fail to redeem the Preferred Stock in full pursuant to paragraph 3 on any date on which such redemption is required to be made or shall fail to make an optional redemption after notice of such redemption has been mailed to holders of Preferred Stock pursuant to paragraph 3C, whether or not such redemption is legally permissible, or (iii) the Corporation shall take or purport to take any action specified in paragraph 5C without obtaining the prior consent of the holders of the Preferred Stock required therein, or (iv) an Event of Default shall occur and be continuing, then, and in any such event, if the holders of at least 75% of the outstanding shares of Preferred Stock deliver a written request therefor to the Corporation, the number of directors constituting the Board of Directors of the Corporation shall be increased by two, and the holders of the Preferred Stock shall have the exclusive right, voting together as one class, to elect two directors to fill such newly-created directorships. This right shall remain vested until no Preferred Stock Default exists and is continuing, at which time (x) the right shall terminate (subject to revesting in the case of any subsequent Preferred Stock Default), (y) the term of the directors then in office elected by the holders of all outstanding Preferred Stock as a class shall terminate, and (z) the number of directors constituting the Board of Directors of the Corporation shall be reduced by two.

     Whenever such right shall vest, it may be exercised initially at a special meeting of holders of the Preferred Stock, at any annual stockholders' meeting or by the written consent of the holders of record of at least 75% of the outstanding shares of Preferred Stock in lieu of a meeting, but thereafter it shall be exercised only at annual stockholders' meetings. Any director who shall have been elected by the holders of the Preferred Stock as a class pursuant to this paragraph 5B shall hold office for a term expiring (subject to the earlier termination of all Preferred Stock Defaults) at the next annual meeting of stockholders, and during such term may be removed at any time, either for or without cause, by, and only by, the affirmative votes or written consent of the holders of record of a majority of the outstanding shares of the Preferred Stock given at a special meeting of such stockholders called for such purposes, and any vacancy created by such removal may also be filled at such meet-

                     Restated Certificate of Incorporation
ing. Any vacancy caused by the death or resignation of a director who shall have been elected by the holders of the Preferred Stock as a class pursuant to this paragraph 5B may be filled only by the holders of the Preferred Stock at a special meeting called for such purpose by the sole remaining director elected by the holders of the Preferred Stock or by the written consent of the holders of record of a majority of the outstanding shares of Preferred Stock in lieu of a meeting.

     Whenever a special meeting of the holders of the Preferred Stock is permitted or required to be held pursuant to this paragraph 5B, such meeting shall be held at the earliest practicable date, and, in any event, within 60 days after it is called, and the Secretary of the Corporation shall call such meeting, providing written notice to all holders of record of the Preferred Stock in accordance with law, within 10 days following receipt by such Secretary of the written request of the holders of at least 75% of the outstanding shares of Preferred Stock requesting that the Board of Directors of the Corporation be increased by two in accordance with this paragraph 5B.

     In the event that such meeting shall not be called by the proper corporate officer within 10 days after the receipt of such request by the Secretary of the Corporation, or within 25 days after the mailing of the same within the United States of America by registered mail addressed to the Secretary of the Corporation at its principal office, then any holder or holders of record of shares of Preferred Stock then outstanding may call such a meeting at the expense of the Corporation. Any holder of the Preferred Stock who calls such meeting shall have access to the stock register of the Corporation for the purpose of calling the same.

     Any provision of this paragraph 5B to the contrary notwithstanding, no special meeting of the holders of shares of Preferred Stock shall be held during the 90 day period next preceding the date fixed for the annual meeting of stockholders of the Corporation or shall be required to be called or held in violation of any law or any regulation, rule or other requirement of any governmental authority.

     Any special meeting of the holders of the Preferred Stock shall be held at the place at which the last

                     Restated Certificate of Incorporation
annual meeting of stockholders of the Corporation was held, if possible. At any meeting of the holders of the Preferred Stock, the presence in person or by proxy of the holders of a majority of all outstanding shares of Preferred Stock shall be necessary and sufficient to constitute a quorum and, a quorum being present, the director or directors to be elected by such holders shall be elected by a plurality of the votes cast in such election; in the absence of a quorum, a majority of the holders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until a quorum shall be present.

     5C. Special Voting Rights on Certain Corporate Actions. The Corporation shall not, without the prior consent (in addition to any other vote or consent required by law, contract or otherwise) of the holders of 100% of the outstanding shares of Preferred Stock, voting as a class in person or by proxy in writing or at a special meeting called for the purpose: (i) create or authorize any additional stock of any class unless the same ranks junior to the Preferred Stock as to dividends, as to redemptions and as to the distribution of assets on dissolution, liquidation or winding up, whether voluntary or involuntary, or create or authorize any obligation or security convertible into shares of stock of any class unless the same ranks junior to the Preferred Stock as to dividends, as to redemptions and as to the distribution of assets on dissolution, liquidation or winding up, whether voluntary or involuntary, whether any such creation or authorization shall be by means of amendment of this Certificate of Incorporation, merger, consolidation or otherwise; or (ii) amend, alter or repeal this Certificate of Incorporation or By-Laws, or file any directors' resolutions pursuant to the General Corporation Law of the State of Delaware, containing, in either case, any provision which affects the respective powers, designations, preferences or rights, or the qualifications, limitations or restrictions thereof, of the Preferred Stock or Common Stock or which in any manner adversely affects the Preferred Stock or the holders thereof.

     5D. One Vote Per Share. On all matters to be voted on by the holders of the Preferred Stock, such holders shall be entitled to one vote for each share (including any share with respect to which the Redemption Price, Liquidation Amount and amount of dividends payable

                     Restated Certificate of Incorporation
have been reduced pursuant to subdivisions (c) and (f) of paragraph 3A(2) thereof held of record.

     6. Definitions. As used in this Part I, the following terms shall have the following respective meanings:

     "Applicable Redemption Date" shall have the meaning given in paragraph
3A(2).

     "Event of Default" shall mean an Event of Default under the Purchase Agreements.

     "Liquidation Amount" shall have the meaning given in paragraph 2A.

     "Mandatory Redemption Obligation" shall have the meaning given in paragraph 3A(1).

     "Purchase Agreements" shall mean the separate Note and Stock Purchase Agreements, dated as of September 20, 1984, among the Corporation, Transitory String Corporation and the respective purchasers named therein, at the time in effect.

     "Preferred Stock Defaults" shall have the meaning given in paragraph 5B.

     "Redemption Date" shall have the meaning given in paragraph 3A(1).

     "Redemption Price" shall have the meaning given in paragraph 3A(1).

                                    PART II

                                 Common Stock

     1. Identical Rights. Except as otherwise provided in this Part II of Article FOURTH, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

     2. Dividends. When and as dividends are declared on the Common Stock, whether payable in cash, in

                     Restated Certificate of Incorporation
property or in securities of the Corporation, the holders of the Common Stock shall be entitled to share equally, share for share, in such dividends, except that if dividends are declared which are payable in shares of Common Stock, dividends shall be declared which are payable at the same rate on both classes of stock, but such dividends shall be payable only in shares of Class A Common Stock to holders of Class A Common Stock and shall be payable only in shares of Class B Common Stock to holders of Class B Common Stock.

     3. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the payment in full of all amounts to which the holders of the Preferred Stock shall be entitled, the remaining assets of the Corporation to be distributed to the holders of the capital stock of the Corporation shall be distributed ratably among the holders of the shares of Common Stock.

     4. Subdivision and Combination. If the Corporation shall in any manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of one class of the Common Stock, the outstanding shares of the other class of the Common Stock shall be proportionately subdivided or combined.

     5. Conversion.

     5A. Voluntary. Subject to and upon compliance with the provisions of this paragraph 5, each holder of record of the Class B Common Stock shall be entitled at any time and from time to time to convert any or all of the shares of Class B Common Stock held by such holder into the same number of shares of Class A Common Stock.

     5B. Voluntary Conversion Procedures. Each conversion of shares of Class B Common Stock into shares of Class A Common Stock shall be effected by (and the Corporation shall be obligated to issue such shares of Class A Common Stock upon) the surrender of the certificate or certificates representing such shares of Class B Common Stock to be converted at any time during normal business hours at the principal office of the Corporation

                     Restated Certificate of Incorporation
or at such other office or agency in Chicago, Illinois or New York, New York as the Corporation shall have designated by notice in writing to each holder of Class B Common Stock, together with written notice by the holder of such Class B Common Stock stating that such holder desires to convert the shares, or a stated number of the shares, of Class B Common Stock represented by such certificate or certificates into shares of Class A Common Stock. Such notice shall also state the name or names (with addresses) and denominations in which the certificate or certificates for shares of Class A Common Stock are to be issued and shall include instructions for delivery thereof, provided that, if any shares of Class A Common Stock are to be registered in a name other than the name of the registered owner of the shares of Class B Common Stock being surrendered, the issuance of such shares of Class A Common Stock must be effected in compliance with the provisions of Section 17 of the Purchase Agreements (as defined in paragraph 6 of Part I of Article Fourth hereof). Promptly after such surrender and the receipt of such written notice, the Corporation shall issue and deliver in accordance with such instructions the certificate or certificates for the Class A Common Stock issuable upon such conversion, and the Corporation shall deliver to the converting holder a certificate representing any shares of Class B Common Stock which were represented by the certificate or certificates surrendered to the Corporation in connection with such conversion but which were not converted. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received, and at such time the rights of the holder of such Class B Common Stock (or specified portion thereof) as such holder shall cease and the person or persons in whose name or names the certificate or certificates for shares of Class A Common Stock are to be issued upon conversion shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

     5C. Mandatory Conversion. On the date the Corporation registers any of its equity securities under Section 5 of the Securities Act of 1933 (the "Mandatory Conversion Date"), each share of Class B Common Stock then outstanding shall be converted into a share of Class A Common Stock.

                     Restated Certificate of Incorporation

     5D. Procedures for Mandatory Conversion. As soon as possible after the Corporation determines the Mandatory Conversion Date, the board of directors of the Corporation shall cause notice to be given to each holder of shares of Class B Common Stock then outstanding, such notice to state that each share of Class B Common Stock held by such holder shall be converted into a share of Class A Common Stock on the Mandatory Conversion Date. At any time after such notice is given, each holder of shares of Class B Common Stock may surrender at any time during normal business hours at the principal office of the Corporation, or at such other office or agency in Chicago, Illinois or New York, New York as the Corporation shall have designated by notice in writing to each holder of Class B Common Stock, the certificate or certificates for the shares of Class B Common Stock held by such holder, together with written notice stating the name or names (with addresses) and denominations in which the certificate or certificates representing the shares of Class A Common Stock issuable upon conversion shall be issued and including instructions for delivery thereof, provided that, if any shares of Class A Common Stock are to be registered in a name other than the registered owner of the shares of Class B Common Stock being surrendered, the issuance of such shares of Class A Common Stock must be effected in compliance with the provisions of Section 17 of the Purchase Agreements (as defined in paragraph 6 of Part I of Article Fourth hereof). Upon receipt of such certificates and written notice, the Corporation shall be obligated to and shall issue and deliver in accordance with such notice the certificate or certificates representing the shares of Class A Common Stock issuable upon such conversion. If any certificate or certificates representing shares of Class B Common Stock are not so surrendered on or prior to the Mandatory Conversion Date, such shares of Class B Common Stock shall nevertheless be converted into an equal number of shares of Class A Common Stock on the Mandatory Conversion Date, and as of the close of business on the Mandatory Conversion Date each such certificate shall be deemed to represent an equal number of shares of Class A Common Stock. As of the close of business on the earlier of (a) the date on which a holder of shares of Class B Common Stock surrenders the certificate or certificates representing such shares to the Corporation pursuant to this section 5D or(b) the Mandatory Conversion Date, the rights of the holder of such certificate as a holder of Class B Common Stock shall cease and (i) such holder

                     Restated Certificate of Incorporation
shall have the rights of a holder of an equal number of shares of Class A Common Stock or (ii) the person or persons in whose name or names the certificate or certificates for shares of Class A Common Stock are to be issued upon such conversion shall have the rights of a holder or holders of the shares of Class A Common Stock represented by such certificate or certificates, as the case may be.

     5E. Reservation of Shares, Validity, etc. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issue upon the conversion of the Class B Common Stock as provided in this paragraph 5, such number of shares of Class A Common Stock as are then issuable upon the conversion of all outstanding shares of Class B Common Stock. The Corporation covenants that all shares of Class A Common Stock which are issuable upon conversion shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all liens and charges. The Corporation shall take all such action as may be necessary to assure that all such shares of Class A Common Stock may be so issued without violation of any law or any regulation, rule or other requirement of any governmental authority applicable to the Corporation or any requirement of any domestic securities exchange upon which shares of Class A Common Stock may be listed. The Corporation shall not take any action which would affect the number of shares of Class A Common Stock outstanding or issuable for any purposes unless immediately following such action the Corporation would have authorized but unissued shares of Class A Common Stock, not then reserved or required to be reserved for any purpose other than the purpose of issue upon conversion of the Class B Common Stock, sufficient to meet the reservation requirements of the first sentence of this paragraph 5C.

     5F. Registration and Listing. If any shares of Class A Common Stock required to be so reserved for purposes of conversion hereunder require, before such shares may be issued upon conversion, registration with or approval of any governmental authority under any federal or state law (other than any registration under the Securities Act of 1933, as then in effect, or any similar federal statute then in force, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange,

                     Restated Certificate of Incorporation
the Corporation shall, at its expense and as promptly as possible, use its best efforts to cause such shares to be duly registered or approved or listed, as the case may be.

     5G. Charges. The issue of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock shall be made without charge to the holders of such shares of Class B Common Stock for any issue tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issue of shares of Class A Common Stock, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Class B Common Stock converted.

     5H. Converted or Otherwise Acquired Shares To Be Retired. Any shares of Class B Common Stock which are converted into shares of Class A Common Stock pursuant to this paragraph 5 or otherwise acquired by the Company in any manner whatsoever shall be permanently retired promptly on the acquisition thereof and shall not under any circumstances be reissued, and the Corporation shall from time to time take such appropriate action as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly.

     6.  Voting Rights.

     6A. General. Except as otherwise provided by law or this Article FOURTH, the holders of the shares of Class A Common Stock shall be entitled to vote on the election or removal of the directors of the Corporation and on all other matters to be voted on by the stockholders of the Corporation. The holders of the shares of Class B Common Stock shall have the right to vote on all matters to be voted on by the stockholders of the Corporation, except the election or removal of directors of the Corporation, and the shares of Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on the election or removal of such directors.

     6B. Special Voting Rights. The holders of the shares of Class B Common Stock shall be entitled to vote

                     Restated Certificate of Incorporation
on, as a separate class (in addition to any other vote required by law or this Article FOURTH), any amendments to this Certificate of Incorporation to change the relative powers, designations, preferences and rights, qualifications, limitations or restrictions of the shares of Class B Common Stock.

     6C. Meeting Procedures. At every meeting of the holders of the Class A Common Stock, such holders shall vote together as a class. At every meeting of the holders of the Common Stock at which the holders of the Class B Common Stock are entitled to vote on any matter, the holders of the Class B Common Stock and the holders of the Class A Common Stock shall vote thereon together as a single class, provided that the holders of the Class B Common Stock shall be entitled to vote separately as a class on the matters specified in paragraph 6B.

     6D. One Vote Per Share. On all matters to be voted on by the holders of either class of the Common Stock, the holders of such class shall be entitled to one vote for each share thereof held of record.

     FIFTH: Management of the Affairs of the Corporation. Except as otherwise provided by this Certificate of Incorporation or as may otherwise be provided in the By-Laws of the Corporation, the Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal By-Laws of the Corporation.

     SIXTH: Election of Directors. Election of directors of the Corporation need not be by written ballot except and to the extent provided in the By-Laws of the corporation.

     SEVENTH: Meetings of the Board. The Board of Directors shall have the power to hold its meetings within or outside the State of Delaware, at such place as from time to time may be designated by the By-Laws or by resolution of the Board.

     EIGHTH: Indemnification. The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

4. In lieu of a vote of stockholders, written consent to this Restated Certificate of Incorporation was given by the holders of all of the outstanding shares of

                     Restated Certificate of Incorporation
    stock entitled to vote thereon in accordance with the provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the said NEW ABLE HOLDING CORPORATION has caused this certificate to be signed by Rupinder S. Sidhu, its Vice President, under its corporate seal attested by Robert E. Weeden, its Secretary, this 30th day of October, 1984.

                                        NEW ABLE HOLDING CORPORATION



                                        By /s/ RUPINDER S. SIDHU
                                          -----------------------------------
                                          Name:  Rupinder S. Sidhu
                                          Title: Vice President

Attest:


  /s/ Robert E. Weeden
------------------------------
Name: Robert E. Weeden
      Secretary

                     Restated Certificate of Incorporation

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NEW ABLE HOLDING CORPORATION", CHANGING ITS NAME FROM "NEW ABLE HOLDING CORPORATION" TO "NEW AXIA HOLDING CORPORATION", FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF NOVEMBER, A.D. 1984, AT 8:30 O'CLOCK A.M.



                                        /s/ EDWARD J. FREEL
                                        ------------------------------------
                                        Edward J. Freel, Secretary of State

2028380 8100                            AUTHENTICATION:  9203861

981277567                               DATE:            07-17-98

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                         New Able Holding Corporation

     New Able Holding Corporation, a Delaware corporation, hereby certifies as follows:

     FIRST: The Board of Directors of said corporation duly adopted a resolution setting forth and declaring advisable the amendment of Article First of the certificate of incorporation of said corporation so that, as amended, said Article shall read as follows:

     "FIRST. The name of this corporation is New AXIA Holding Corporation."

     SECOND. In lieu of a vote of stockholders, written consent to the foregoing amendment has been given by the holders of all of the outstanding stock entitled to vote thereon in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, New Able Holding Corporation has caused this certificate to be signed by Raymond J. Kulla, its Vice President and Secretary, and by H. John Vogt, its Vice President, on the 5th day of November, 1984.



                                        By: /s/ RAYMOND J. KULLA
                                           --------------------------------
                                           Raymond J. Kulla, Secretary
Attest:


New Able Holding Corporation


By: /s/ H. JOHN VOGT
   ---------------------------------
   H. John Vogt, Vice President

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF
AMENDMENT OF "NEW AXIA HOLDING CORPORATION", FILED IN THIS OFFICE ON THE THIRTIENTH DAY OF JANUARY, A.D. 1987, AT 10 O'CLOCK A.M.




                  [SEAL APPEARS HERE]    /s/ EDWARD J. FREEL
                                        ------------------------------------
                                        Edward J. Freel, Secretary of State

2028380 8100                            AUTHENTICATION:  9203862

981277567                               DATE:            07-17-98

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                        OF NEW AXIA HOLDING CORPORATION
                     -------------------------------------

          NEW AXIA HOLDING CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
          FIRST: That at a meeting of the Board of Directors of said corporation, resolutions were duly adopted proposing and declaring advisable the following proposed amendments to the Restated Certificate of Incorporation of said corporation:

          RESOLVED, that the Board of Directors hereby recommends to the Stockholders of this Corporation, that the Restated Certificate of Incorporation of this Corporation be amended to increase the number of authorized shares of Class A Common Stock to 80,000 shares and that the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of this Corporation be and hereby is amended to read as follows:

          "FOURTH: Capitalization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,296 shares, consisting of (a) 110,000 shares of $6.00 Cumulative Preferred Stock, par value $.01 per share (the "Preferred Stock") and (b) 100,296 shares of Common Stock, par value $.10 per share (the "Common Stock"), of which 80,000 shares shall be Class A Common Stock (the "Class A Common Stock") and 20,296 shares shall be Class B Common Stock"). All cross references in each Part of this Article FOURTH refer to other paragraphs in such Part unless otherwise indicated, and terms defined in any Part of this Article FOURTH shall have the meaning therein given only when used within such Part or when used together with specific reference to such meaning."

                                   *   *   *

          RESOLVED, that the Board of Directors hereby recommends to the stockholders of this Corporation, that the Restated Certificate of Incorporation of this Corporation be amended to reflect the provisions of
     Section 102(b)(7) of the Delaware General Corporation Law, limiting the personal liability of a director to the Corporation or its stockholders for monetary damages for breach of fiduciary duty by the addition of a new Article NINTH, to read as follows:

          "NINTH: Directors' Liability. To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director."

          SECOND: That in lieu of a meeting and vote of stockholders, the stockholders of said corporation have given unanimous written consent to said amendments in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
          THIRD: That said amendments were duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.
          IN WITNESS WHEREOF, said New AXIA Holding Corporation has caused this certificate to be signed by Raymond J. Kulla, its Vice President, and attested to by LaRue Carlson, its Assistant Secretary, this 27th day of January, 1987.

                                                    NEW AXIA HOLDING CORPORATION



                                                    By:  /s/ Raymond J. Kulla
                                                         -----------------------
                                                         Its Vice President
                                                         -----------------------

ATTEST:


By: /s/ LaRue Carlson
   -------------------------
   Assistant Secretary

[SEAL APPEARS HERE]

                               STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE         PAGE 1
                       --------------------------------




     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NEW AXIA HOLDING CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF DECEMBER, A.D. 1989, AT 1:10 O'CLOCK P.M.





                  [SEAL APPEARS HERE]    /s/ EDWARD J. FREEL
                                        ------------------------------------
                                        Edward J. Freel, Secretary of State

2028380 8100                            AUTHENTICATION:  9203863

981277567                               DATE:            07-17-98

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                         NEW AXIA HOLDING CORPORATION

          New AXIA Holding Corporation, a Delaware corporation, (the "Corporation"), hereby certifies as follows:
          FIRST. The Board of Directors of the Corporation duly adopted a resolution setting forth and declaring advisable the amendment of Article FOURTH of the Restated Certificate of Incorporation of the Corporation to increase the total number of shares of all classes of stock which the Corporation shall have authority to issue from 210,296 shares, consisting of (a) 110,000 shares of $6.00 Cumulative Preferred Stock, par value $.01 per share, and (b) 100,296 shares of Common Stock, par value $.10 per share, of which 80,000 shares are Class A Common Stock and 20,296 shares are Class B Common Stock, to 17,110,000 shares, consisting of (a) 110,000 shares of $6.00 Cumulative Preferred Stock, par value $.01 per share, and (b) 17,000,000 shares of Common Stock, par value $.10 per share, of which 8,500,000 shares shall be Class A Common Stock and 8,500,000 shares shall be Class B Common Stock, so that, as amended, the first sentence of said Article shall read in its entirety as follows:

                FOURTH: Capitalization. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 17,110,000 shares, consisting of (a) 110,000 shares of $6.00 Cumulative Preferred Stock, par value $.01 per share (the "Preferred Stock"), and
        (b) 17,000,000 shares of Common Stock, par value $.10 per share (the "Common Stock"), of which 8,500,000 shares shall be Class A Common Stock (the "Class A Common Stock") and 8,500,000 shares shall be Class B Common Stock (the "Class B Common Stock"). All cross references in each Part of this Article FOURTH refer to other paragraphs in such Part unless otherwise indicated, and terms defined in any part of this Article FOURTH shall have the meaning therein given only when used within such Part or when used together with specific reference to such meeting.

        SECOND. The Board of Directors of the Corporation duly adopted a resolution setting forth and declaring advisable the amendment of Paragraph 5 of
Part II of Article FOURTH of the Restated Certificate of Incorporation of the Corporation to amend the terms of conversion of the Class B Common Stock into the Class A Common Stock, and of the Class A Common Stock into the Class B Common Stock, and certain other matters, so that, as amended, paragraph 5 of
Part II of said Article shall read in its entirety as follows:

                5. Conversion.

                5A. Mandatory Conversion of Class B Common Stock Upon Certain Transfers. Immediately upon the transfer of any shares of Class B Common Stock to any person other than an Affiliate of the holder of such shares, such shares shall, without any action on the part of the holder thereof, be converted into the same number of shares of

        Class A Common Stock. Upon the surrender of any certificates which prior to the transfer thereof represented shares of Class B Common Stock for registraton of transfer, (a) the Corporation shall issue one or more new certificates, in such denomination or denominations as may be requested, for the same aggregate number of shares of Class A Common Stock represented by the certificates so surrendered and registered as the holder thereof may request and (b) the rights of the holder of such shares of Class B Common Stock shall cease with respect to the number of shares so transferred and the person or persons in whose name or names the certificates for shares of Class A Common Stock are to be issued upon such transfer shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby. Notwithstanding the foregoing, any holder of Class B Common Stock may waive, in a writing delivered to the Corporation at the time of any transfer of shares to any Person other than an Affiliate of such holder, the requirement that such shares of Class B Common Stock be converted into shares of Class A Common Stock pursuant to this subdivision 5A. For purposes of this subdivision 5A, a transfer of shares of Class B Common Stock shall not be deemed to occur until the transfer is registered on the stock transfer books of the Corporation.

                5B. Mandatory Conversion of Class B Common Stock Upon Registration and Sale of Securities. Upon the sale of shares of Common Stock pursuant to an effective registration statement filed under section 5 of the Securities Act, each share of Class B Common Stock sold pursuant to such registration statement shall, without any action on the part of the holder thereof, be converted into a share of Class A Common Stock. Upon the surrender of any certificate or certificates which prior to the registered sale thereof represented shares of Class B Common Stock, (a) the Corporation shall issue one or more new certificates, in such denominations as may be requested, for the same aggregate number of shares of Class A

        Common Stock represented by the certificate or certificates so surrendered and registered as the purchaser of such shares may request and (b) the rights of the holder of such shares of Class B Common Stock shall cease with respect to the number of shares so sold and the person or persons in whose name or names the certificates for shares of Class A Common Stock are to be issued upon such sale shall be deemed to have become the holder or holders of record of the shares of Class A Common Stock represented thereby.

                5C. Optional Conversion of Class A Common Stock. Any holder of Class A Common Stock shall be entitled at any time and from time to time to convert any shares of Class A Common Stock into an equal number of shares of Class B Common Stock upon the surrender of the certificate or certificates representing the shares of Class A Common Stock to be converted at the principal office of the Corporation, together with written notice by the holder of such shares of Class A Common Stock stating that such holder desires to convert the shares of Class A
        Common Stock represented by such certificate or certificates into shares of Class B Common Stock. Promptly after such surrender and receipt of such written notice, the Corporation will issue and deliver in accordance with such instructions the certificate or certificates for the shares of Class B Common Stock issuable upon such conversion. In case less than all the shares represented by and any such certificate are to be converted, a new certificate shall be issued to the holder of the shares of Class A Common Stock representing the shares not to be converted, without cost to the holder thereof. Upon such surrender, the rights of the holder of such Class A Common Stock shall cease with respect to the number of shares so converted and the person or persons in whose name or names the certificates for shares of Class B Common Stock are to be issued shall be deemed to have become the holder or holders of record of the shares of Class B Common Stock represented thereby. The right of a holder of shares of Class A Common Stock to convert such shares into shares of Class B Common

        Stock pursuant to this subdivision 5C shall terminate on the date such shares of Class A Common Stock shall have been registered pursuant to an effective registration statement filed under section 5 of the Securities Act. Notwithstanding anything to the contrary in this subdivision 5C, no shares of Class A Common Stock shall be converted into shares of Class B Common Stock if, after giving effect to such conversion, there would be no shares of Class A Common Stock outstanding.

                5D. Reservation of Shares, Validity, etc. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, or its treasury shares, solely for the purpose of issue upon the conversion of the Class B Common Stock as provided in this subdivision 5, such number of shares of Class A Common Stock as are then issuable upon the conversion of all outstanding shares of Class B Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class B Common Stock, or its treasury shares, solely for the purpose of issue upon the conversion of the Class A Common Stock as provided in this subdivision 5, such number of shares of Class B Common Stock as are then issuable upon the conversion of all outstanding shares of Class A Common Stock. The Corporation covenants that all shares of Class A Common Stock and Class B Common Stock which are issuable upon conversion shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all liens and charges. The Corporation shall take all such action as may be necessary to assure that all such shares of Class A Common Stock and Class B Common Stock may be so issued without violation of any law or any regulation, rule or other requirement of any governmental authority applicable to the Corporation or any requirement of any domestic securities exchange upon which shares of Class A Common Stock or Class B Common Stock may be listed. The Corporation shall not take any action which would affect the number of shares of Class A Common Stock or Class B Common Stock outstanding or issuable for any purposes unless immediately following such action the Corporation would have authorized but unissued shares of Class A Common Stock and Class B Common Stock, and/or treasury shares, not then reserved or required to be reserved for any purpose other than the purpose of issue upon conversion of Class B Common Stock or Class A Common Stock, as the case may be, sufficient to meet the reservation requirements of the first two sentences of this subdivision 5D.

                5E. Registration and Listing. If any shares of Class A Common Stock or Class B Common Stock required to be reserved for purposes of conversion hereunder require, before such shares may be issued upon conversion, registration with or approval of any governmental authority under any federal or state law (other than any registration under the Securities Act or any state securities law required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, the Corporation shall, at its expense and as promptly as possible, use its best efforts to cause such shares to be duly registered or approved or listed, as the case may be.

                5F. Charges. The issue of certificates for shares of Class A Common Stock upon conversion of shares of Class B Common Stock and certificates for shares of Class B Common Stock upon conversion of shares of Class A Common Stock shall be made without charge to the holders of such shares for any issue tax in respect thereof or other costs incurred by the Corporation in connection with such conversion and the related issue of shares of Class A Common Stock or Class B Common Stock, as the case may be; provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the Class B Common Stock converted or the holder of the Class A Common Stock converted, as the case may be.

        THIRD. In lieu of a vote of stockholders, written consent to the foregoing amendment has been given by the holders of a majority of each class of outstanding Common Stock, and of all outstanding shares of Preferred Stock, entitled to vote thereon in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware; and such amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, AXIA Incorporated has caused this Certificate of Amendment to be signed by H. John Vogt, its Vice President - Finance and Treasurer, and attested by Raymond J. Kulla, its Secretary, on the 21st day of December, 1989.



                                            AXIA Incorporated



                                            By /s/ H. John Vogt
                                              --------------------------------
                                                 H. John Vogt
                                                 Vice President - Finance
                                                 and Treasurer



Attest:

By  /s/ Raymond J. Kulla
  -----------------------
    Raymond J. Kulla
    Secretary

                               State of Delaware

                       Office of the Secretary of State                 Page 1

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

        "AXIA INCORPORATED", A DELAWARE CORPORATION,

        WITH AND INTO "NEW AXIA HOLDING CORPORATED" UNDER THE NAME OF "AXIA INCORPORATED", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FIRST DAY OF DECEMBER, A.D. 1989, AT 1:11 O'CLOCK P.M.




                           [SEAL
                          APPEARS             /s/ EDWARD J. FREEL
                           HERE]         -----------------------------------
                                         Edward J. Freel, Secretary of State

2028380   8100M                          AUTHENTICATION:   9203864

981277567                                          DATE:   07-17-98

                     CERTIFICATE OF OWNERSHIP AND MERGER
                                    MERGING
                               AXIA INCORPORATED
                                     INTO
                         NEW AXIA HOLDING CORPORATION
                 UNDER SECTION 253 OF THE GENERAL CORPORATION
                         LAW OF THE STATE OF DELAWARE

        NEW AXIA HOLDING CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"),

        DOES HEREBY CERTIFY:

        FIRST: That the Corporation was incorporated on the fifteenth (15th) day of February 1984 pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the provisions of which permit the merger of a subsidiary corporation into a parent corporation organized and existing under the laws of said State.

        SECOND: That the Corporation owns all of the 1,000 outstanding shares of common stock, par value $.10 per share, of AXIA Incorporated ("AXIA"), a corporation incorporated pursuant to the DGCL, and AXIA has no class of capital stock outstanding other than said common stock.

        THIRD: That the Corporation, pursuant to the following resolutions of its Board of Directors unanimously adopted on December 20, 1989 at a duly constituted meeting thereof, has determined to merge AXIA with and into itself and change its name to "AXIA Incorporated":

        "RESOLVED, that effective upon the filing with the Secretary of State of the State of Delaware of an appropriate Certificate of Ownership and Merger, AXIA shall be merged with and into the Corporation, the separate existence of AXIA shall cease (except as it may be continued by operation of law), the Corporation shall continue as the surviving corporation and Article FIRST of the Corporation's Restated Certificate of Incorporation shall be amended to read follows: 'FIRST. The name of this Corporation is AXIA Incorporated.'

        RESOLVED, that the Merger shall have the effects specified in Section 259(a) of the DGCL.

        RESOLVED, that the Chairman and President or any Vice President of the Corporation be and each herby is authorized to make and sign, and the Secretary or any Assistant Secretary of the Corporation be and each hereby is authorized to attest, an appropriate Certificate of Ownership and Merger setting forth a copy of these resolutions providing for the Merger and the date of adoption hereof and to cause the same to be filed with the Secretary of State of the State of Delaware and a certified copy to be recorded by the office of the Recorder of Deeds of the County of New Castle, Delaware, and to do all acts and things, whatsoever, whether or without the State of Delaware, which may be in any way necessary or appropriate to effect the Merger."

        IN WITNESS WHEREOF, NEW AXIA HOLDING CORPORATION has caused this Certificate to be signed by H. John Vogt, its Vice President - Finance and Treasurer, and attested by Raymond J. Kulla, its Secretary, this 21st day of December, 1989.


                                        NEW AXIA HOLDING CORPORATION


                                        By:  /s/ H. JOHN VOGT
                                           --------------------------
                                           H. John Vogt
                                           Vice President - Finance
                                           and Treasurer

ATTEST:


By:  /s/ RAYMOND J. KULLA
   ---------------------------
   Raymond J. Kulla
   Secretary

                               State of Delaware

                       Office of the Secretary of State                 Page 1

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "AXIA ACQUISITION CORP.", A DELAWARE CORPORATION,

        WITH AND INTO "AXIA INCORPORATED" UNDER THE NAME OF "AXIA INCORPORATED", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIFTEENTH DAY OF MARCH, A.D. 1994, AT 9 O'CLOCK A.M.




                           [SEAL
                          APPEARS             /s/ EDWARD J. FREEL
                           HERE]         -----------------------------------
                                         Edward J. Freel, Secretary of State

2028380   8100M                          AUTHENTICATION:   9203865

981277567                                          DATE:   07-17-98

                             CERTIFICATE OF MERGER

                                      OF

                            AXIA ACQUISITION CORP.,
                            a Delaware corporation

                                     INTO

                              AXIA INCORPORATED,
                            a Delaware corporation

        Pursuant to Section 251(c) of the General Corporation Law of the State of Delaware, AXIA Incorporated, a Delaware corporation, DOES HEREBY CERTIFY to the following information concerning the merger of Axia Acquisition Corp. with and into AXIA Incorporated:

        1. The name and state of incorporation of each of the constituent corporations are as follows:

        Name                               State of Incorporation
        ----                               ----------------------

Axia Acquisition Corp.                            Delaware

AXIA Incorporated                                 Delaware

        2. An Agreement and Plan of Merger, dated as of January 31, 1994 (the "Agreement and Plan of Merger"), between Axia Acquisition Corp., a Delaware corporation, and AXIA Incorporated, has been adopted by the holder of all of the outstanding shares of capital stock of Acquisition in accordance with Section 228 of the General Corporation Law of the State of Delaware; in lieu of a vote of stockholders, written consent to the Agreement and Plan of Merger has been given by the holders of a majority of the outstanding shares of each class of capital stock of AXIA Incorporated entitled to vote thereon in accordance with
Section 228 of the General Corporation Law of the State of Delaware; and the Agreement and Plan of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251(c) of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation is AXIA Incorporated.

        4. The Restated Certificate of Incorporation of the surviving corporation as amended hereby shall be as set forth in Exhibit A attached hereto.

        5. The executed Agreement and Plan of Merger is on file at the principal place of business of AXIA Incorporated, the surviving corporation, 2001 Spring Road, Suite 300, Oak Brook, Illinois 60521. A copy of the Agreement and Plan of Merger will be furnished by AXIA Incorporated, the surviving corporation, on request and without cost, to any stockholder of Acquisition or AXIA Incorporated.

        IN WITNESS WHEREOF, AXIA Incorporated has caused this Certificate to be signed by Dennis Sheehan, its President, and attested by Lyle Feye, its Asst. Secretary, this 15th day of March, 1994.


                                         AXIA INCORPORATED


                                       By:  /s/ DENNIS SHEEHAN
                                          ----------------------------
                                          Name:  Dennis Sheehan
                                          Title: President


ATTEST:


By:  /s/ LYLE FEYE
   ------------------------
   Name:  Lyle Feye
   Title: Asst. Secretary

EXHIBIT A

                                   RESTATED

                         CERTIFICATE OF INCORPORATION
                                      OF
                               AXIA INCORPORATED

        1. The name of the corporation is AXIA Incorporated.

        2. The address of the corporation's registered office in Delaware is 15 East North Street, Dover (Kent County), Delaware 19901. United Corporate Services, Inc. is the corporation's registered agent at that address.

        3. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

        4. The corporation shall have authority to issue a total of 100 shares of common stock of the par value of $0.01 per share.

        5. The Board of Directors shall have the power to make, alter or repeal the by-laws of the corporation.

        6. The election of the Board of Directors need not be by written ballot.

        7. The corporation shall indemnify to the fullest extent permitted by
Section 145 of the General Corporation Law of Delaware as amended from time to time each person that such Section grants the corporation the power to indemnify.

        8. No director shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director for any act or omission occurring subsequent to the date when this provision becomes effective, except that he may be liable (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

        9. The corporation elects not to be governed by Section 203 of the Delaware General Corporation Law.

                               State of Delaware

                       Office of the Secretary of State                 Page 1

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "AXIA INCORPORATED", FILED IN THIS OFFICE ON THE SIXTH DAY OF FEBRUARY, A.D. 1995, AT 10 O'CLOCK A.M.



                           [SEAL
                          APPEARS             /s/ EDWARD J. FREEL
                           HERE]         -----------------------------------
                                         Edward J. Freel, Secretary of State

2028380   8100                           AUTHENTICATION:   9203866

981277567                                          DATE:   07-17-98

                   CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                      AND

                               REGISTERED OFFICE

                                     *****

        AXIA Incorporated, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

        The present registered agent of the corporation is United Corporate Services, Inc. and the present registered office of the corporation is in the county of Kent.

        The Board of Directors of AXIA Incorporated adopted the following resolution on the 1st day of February, 1995.

        Resolved, that the registered office of AXIA Incorporated in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, the THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

        IN WITNESS WHEREOF, AXIA Incorporated has caused this statement to be signed by Lyle J. Feye, its __________________*, this 1st day of February, 1995.

                                        /s/ LYLE J. FEYE
                                      -----------------------------------

                                                Vice President
                                      -----------------------------------
                                                    (Title)

*Any authorized officer or the chairman or Vice-Chairman of the Board of Directors may execute this certificate.

(DEL. - 264 - 6/15/94)